                                                                 EXHIBIT m(1)(d)

                                 AMENDMENT NO. 3
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS A SHARES)

         The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective November 20, 2003, as follows:

Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS A SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

         The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class A Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class A Shares of each Portfolio to the average daily net assets of the Class A Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class A Shares of the Portfolio.

                                         MINIMUM
                                          ASSET
AIM ADVISOR FUNDS                         BASED    MAXIMUM   MAXIMUM
-----------------                         SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM International Core Equity Fund        0.10%     0.25%     0.35%

                                         MINIMUM
                                          ASSET
AIM EQUITY FUNDS                          BASED    MAXIMUM   MAXIMUM
----------------                          SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM Aggressive Growth Fund                0.00%     0.25%     0.25%
AIM Basic Value II Fund                   0.10%     0.25%     0.35%
AIM Blue Chip Fund                        0.10%     0.25%     0.35%
AIM Capital Development Fund              0.10%     0.25%     0.35%
AIM Charter Fund                          0.05%     0.25%     0.30%
AIM Constellation Fund                    0.05%     0.25%     0.30%
AIM Core Strategies Fund                  0.10%     0.25%     0.35%
AIM Dent Demographic Trends Fund          0.10%     0.25%     0.35%
AIM Diversified Dividend Fund             0.10%     0.25%     0.35%
AIM Emerging Growth Fund                  0.10%     0.25%     0.35%
AIM Large Cap Basic Value Fund            0.10%     0.25%     0.35%
AIM Large Cap Growth Fund                 0.10%     0.25%     0.35%
AIM Mid Cap Growth Fund                   0.10%     0.25%     0.35%
AIM U.S. Growth Fund                      0.10%     0.25%     0.35%
AIM Weingarten Fund                       0.05%     0.25%     0.30%


                                         MINIMUM
                                          ASSET
AIM FUNDS GROUP                           BASED    MAXIMUM   MAXIMUM
---------------                           SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM Balanced Fund                         0.00%     0.25%     0.25%
AIM Basic Balanced Fund                   0.10%     0.25%     0.35%
AIM European Small Company Fund           0.10%     0.25%     0.35%
AIM Global Utilities Fund                 0.00%     0.25%     0.25%
AIM Global Value Fund                     0.10%     0.25%     0.35%
AIM International Emerging Growth Fund    0.10%     0.25%     0.35%
AIM Mid Cap Basic Value Fund              0.10%     0.25%     0.35%
AIM New Technology Fund                   0.10%     0.25%     0.35%
AIM Premier Equity Fund                   0.00%     0.25%     0.25%
AIM Premier Equity II Fund                0.10%     0.25%     0.35%
AIM Select Equity Fund                    0.00%     0.25%     0.25%
AIM Small Cap Equity Fund                 0.10%     0.25%     0.35%

                                         MINIMUM
                                          ASSET
AIM GROWTH SERIES                         BASED    MAXIMUM   MAXIMUM
-----------------                         SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM Basic Value Fund                      0.10%     0.25%     0.35%
AIM Global Trends Fund                    0.25%     0.25%     0.50%
AIM Mid Cap Core Equity Fund              0.10%     0.25%     0.35%
AIM Small Cap Growth Fund                 0.10%     0.25%     0.35%

                                         MINIMUM
                                          ASSET
AIM INTERNATIONAL FUNDS, INC.             BASED    MAXIMUM   MAXIMUM
-----------------------------             SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM Asia Pacific Growth Fund              0.10%     0.25%     0.35%
AIM European Growth Fund                  0.10%     0.25%     0.35%
AIM Global Aggressive Growth Fund         0.25%     0.25%     0.50%
AIM Global Growth Fund                    0.25%     0.25%     0.50%
AIM International Growth Fund             0.05%     0.25%     0.30%

                                         MINIMUM
                                          ASSET
AIM INVESTMENT FUNDS                      BASED    MAXIMUM   MAXIMUM
--------------------                      SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM Developing Markets Fund               0.25%     0.25%     0.50%
AIM Global Energy Fund                    0.25%     0.25%     0.50%
AIM Global Financial Services Fund        0.25%     0.25%     0.50%
AIM Global Health Care Fund               0.25%     0.25%     0.50%
AIM Global Science and Technology Fund    0.25%     0.25%     0.50%
AIM Libra Fund                            0.10%     0.25%     0.35%
AIM Trimark Endeavor Fund                 0.10%     0.25%     0.35%
AIM Trimark Fund                          0.10%     0.25%     0.35%
AIM Trimark Small Companies Fund          0.10%     0.25%     0.35%

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                                         MINIMUM
                                          ASSET
AIM INVESTMENT SECURITIES FUNDS           BASED    MAXIMUM   MAXIMUM
-------------------------------           SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM High Yield Fund                       0.00%     0.25%     0.25%
AIM Income Fund                           0.00%     0.25%     0.25%
AIM Intermediate Government Fund          0.00%     0.25%     0.25%
AIM Limited Maturity Treasury Fund        0.00%     0.15%     0.15%
AIM Municipal Bond Fund                   0.00%     0.25%     0.25%
AIM Real Estate Fund                      0.10%     0.25%     0.35%
AIM Total Return Bond Fund                0.10%     0.25%     0.35%

                                         MINIMUM
                                          ASSET
AIM SECTOR FUNDS                          BASED    MAXIMUM   MAXIMUM
----------------                          SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
INVESCO Energy Fund                       0.10%     0.25%     0.35%
INVESCO Financial Services Fund           0.10%     0.25%     0.35%
INVESCO Gold & Precious Metals Fund       0.10%     0.25%     0.35%
INVESCO Health Sciences Fund              0.10%     0.25%     0.35%
INVESCO Leisure Fund                      0.10%     0.25%     0.35%
INVESCO Technology Fund                   0.10%     0.25%     0.35%
INVESCO Telecommunications Fund           0.10%     0.25%     0.35%
INVESCO Utilities Fund                    0.00%     0.25%     0.25%

                                         MINIMUM
                                          ASSET
AIM SPECIAL OPPORTUNITIES FUNDS           BASED    MAXIMUM   MAXIMUM
-------------------------------           SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM Opportunities I Fund                  0.10%     0.25%     0.35%
AIM Opportunities II Fund                 0.10%     0.25%     0.35%
AIM Opportunities III Fund                0.10%     0.25%     0.35%

                                         MINIMUM
                                          ASSET
AIM TAX-EXEMPT FUNDS                      BASED    MAXIMUM   MAXIMUM
--------------------                      SALES    SERVICE  AGGREGATE
PORTFOLIO - CLASS A SHARES                CHARGE     FEE       FEE
                                         -------   -------  ---------
AIM High Income Municipal Fund            0.00%     0.25%     0.25%
AIM Tax-Exempt Cash Fund                  0.00%     0.25%     0.25%"

         * The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof).

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All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: November 20, 2003

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